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                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 29, 2002 by and between Newfield Exploration Company, a Delaware corporation (the "Company"), and certain of the shareholders (the "Shareholders") of EEX Corporation, a Texas corporation ("EEX"), as set forth on the signature pages hereto.

                                    RECITALS

                  A. Concurrently with the execution and delivery of this Agreement, the Company, Newfield Operating Company, a Delaware corporation and a direct, wholly owned subsidiary of the Company ("Merger Sub"), and EEX are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, at the Effective Time, Merger Sub will be merged with and into EEX (the "Merger") and the Company will issue shares of its common stock, par value $0.01 per share (the "Common Stock"), to the Shareholders.

                  B. Also concurrently with the execution and delivery of this Agreement, the Shareholders are entering into a Voting Agreement and Irrevocable Proxy with the Company and certain other parties thereto (the "Voting Agreement") relating to, among other matters, the approval of the Merger by the Shareholders.

                  C. In order to induce the Shareholders to agree to the terms of the Voting Agreement, the Company agreed to enter into this Agreement in order to grant certain securities registration rights to the Shareholders as set forth herein.

                                   AGREEMENTS

                  In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions and General Interpretive Principles. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this
Agreement:

                  "Agreement" has the meaning set forth in the Introduction.

                  "Board Meeting" has the meaning set forth in Section 3(a)(i).

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized or required to close in New York, New York.

                  "Commission" means the United States Securities and Exchange Commission and any agency succeeding to its functions.



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                  "Common Stock" has the meaning set forth in the Recitals.

                  "Company" has the meaning set forth in the Introduction.

                  "EEX" has the meaning set forth in the Introduction.

                  "Effectiveness Period" has the meaning set forth in Section 2(b).

                  "Effectiveness Target Date" has the meaning set forth in
Section 2(b).

                  "Filing Target Date" has the meaning set forth in Section
2(b).

                  "Holder Representative" means Warburg or another representative of the Holders selected by the Holders of a majority of the Registrable Securities.

                  "Holders" means the Shareholders or their successors, assignees or transferees or subsequent Holders as contemplated by Section 12 hereof, in each case for so long as such Holders own Registrable Securities.

                  "Included Registrable Securities" has the meaning set forth in
Section 3(a).

                  "Indemnified Party" has the meaning set forth in Section 7(c).

                  "Indemnifying Party" has the meaning set forth in Section
7(c).

                  "Initial Shelf Registration" has the meaning set forth in
Section 2(a).

                  "Loss" has the meaning set forth in Section 7(a).

                  "Merger" has the meaning set forth in the Recitals.

                  "Merger Agreement" has the meaning set forth in the Recitals.

                  "Merger Closing Date" has the meaning set forth in Section
2(b).

                  "Merger Sub" has the meaning set forth in the Recitals.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "NYSE" means The New York Stock Exchange.

                  "Participant" has the meaning set forth in Section 7(a).

                  "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning set forth in Section 3(a).



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                  "Registrable Securities" means (a) the Common Stock issued in the Merger and (b) any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that any of the foregoing securities shall cease to be "Registrable Securities" to the extent that (i) a registration statement with respect to their sale has been declared effective under the Securities Act and they have been disposed of pursuant to such registration statement, (ii) they have been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) they are eligible to be sold pursuant to Rule 144(k). For purposes of this Agreement, a "class" of Registrable Securities shall mean all Registrable Securities with the same terms, and a "percentage" or a "majority" of the Registrable Securities (or, where applicable, of any other securities) shall be determined based on the number of shares on a fully diluted basis of such securities.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shareholders" has the meaning set forth in the Introduction.

                  "Shelf Registration Statement" means a registration statement of the Company filed with the Commission on Form S-3 (or any successors thereto) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering all of the Registrable Securities.

                  "Subsequent Shelf Registration" has the meaning set forth in
Section 2(c).

                  "Underwritten Offering" means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a "bought deal" with one or more investment banks and with respect to which either (a) a preliminary prospectus is used in connection with the offering, (b) the Company and the underwriter intend to commence such offering more than three Business Days after the Company gives notice thereof pursuant to Section 3(a), or (c) the Company and the underwriter intend to commence such offering in three Business Days or less using a shelf registration statement for the benefit of the Company and such offering is approved by the Company's board of directors.

                  "Warburg" has the meaning set forth in Section 2(d).

                  "Warburg Partner Distribution" has the meaning set forth in
Section 2(d).

                  "Written Consent" has the meaning set forth in Section
3(a)(i).

                  Terms that are used but not defined herein shall have the meanings assigned to them in the Merger Agreement. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned



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this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole, and reference herein to Sections refer to Sections of this Agreement.

                  2. Shelf Registration

                  (a) Shelf Registration. The Company shall file with the Commission a Shelf Registration Statement in accordance with the terms of this Agreement (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3. The Company shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration.

                  (b) Time Periods. The Company will cause, by the 30th day after the closing date of the Merger (the "Merger Closing Date"), the Initial Shelf Registration to be prepared and filed with the Commission (the "Filing Target Date") and have such Initial Shelf Registration Statement declared effective by the Commission no later than 120 days after the Merger Closing Date (the "Effectiveness Target Date"). The Company will cause the Initial Shelf Registration to be continuously effective under the Securities Act until all Registrable Securities covered by the Shelf Registration have been distributed in the manner set forth and as contemplated in the Initial Shelf Registration or, if applicable, a Subsequent Shelf Registration or there are no longer any Registrable Securities outstanding (the "Effectiveness Period").

                  (c) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall, in addition to fulfilling its obligations under Section 2(e) below, within five Business Days of such cessation of effectiveness, amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company will cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective during the remainder of the Effectiveness Period.

                  (d) Transfer Restrictions. Notwithstanding anything to the contrary contained in this Section 2, prior to the first anniversary of the Effective Time, each Shareholder agrees not to transfer or sell on the NYSE in any month a number of Registrable Securities that is in excess of the greater of
(x) 25% of the average monthly trading volume of the Common Stock as reported by the New York Stock Exchange for the previous two months or (y) 20% of the number of shares of Common Stock issued to such Shareholder in the Merger; provided, however, that the restrictions of this Section 2(d) shall not apply to (i) a distribution by Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. (collectively, "Warburg") to its general and limited partners (a "Warburg Partner



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Distribution"), (ii) the recipients of a Warburg Partner Distribution or their transferees, or (iii) to an Underwritten Offering.

                  (e) Supplements and Amendments. The Company shall promptly supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Shelf Registration Statement.

                  3. Piggyback Registrations.

                  (a) Participation.

                           (i) If the Company at any time proposes to file a registration statement or prospectus supplement to an already effective shelf registration statement with respect to an Underwritten Offering of Common Stock for its own account or for the account of any holders of Common Stock (other than (x) a registration relating solely to employee benefit plans, (y) a registration relating solely to a Rule 145 transaction, or (z) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), then, as soon as practicable following (A) the meeting of the Company's board of directors at which such Underwritten Offering is approved (the "Board Meeting") or (B) the execution by the directors of the Company of a unanimous written consent in lieu of such meeting approving such Underwritten Offering (the "Written Consent"), but in no event less than three Business Days prior to the proposed date of filing such registration statement or prospectus supplement, the Company shall give written notice of such proposed filing to the Holder Representative (provided that, in the case of an Underwritten Offering pursuant to clause (c) of the definition thereof, such notice shall be given concurrently with the approval of such Underwritten Offering by the Company's board of directors at the Board Meeting or concurrently with the circulation of the Written Consent to the Company's directors) and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to Section 3(b), the Company shall include in such Underwritten Offering all such Registrable Securities ("Included Registrable Securities") with respect to which the Company has received written requests for inclusion therein within one Business Day after the Company's notice has been given in accordance with Section 16 (provided that, in the case of an Underwritten Offering pursuant to clause (c) of the definition thereof, such written requests for inclusion must be received by the Company no later than (x) if such Underwritten Offering is approved at a Board Meeting, the later of (A) 6:00 p.m. New York City time on the day of the Board Meeting and (B) three hours following the adjournment of the Board Meeting or (y) if such Underwritten Offering is approved by a Written Consent, three hours following the circulation of such Written Consent to the Company's directors). If at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such



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         Underwritten Offering, the Company may, at its election, give written notice of such determination to the Holder Representative and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to register any Included Registrable Securities in connection with such Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering.

                           (ii) Each Holder making a request for its Registrable Securities to be included therein must, and the Company shall make such arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering on the same terms as other Persons selling Common Stock in such Underwritten Offering. If the offering pursuant to such registration is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 3(a) must participate in such offering on such basis.

                  (b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Common Stock included in a Piggyback Registration informs the Holders in writing that, in its or their opinion, the total amount of Common Stock which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such registration shall be allocated as follows:

                           (i) first, 100% of the Common Stock that the Company or any Person (other than a Holder) exercising a contractual right to registration has proposed to sell shall be included therein;

                           (ii) second, and only if all the Common Stock referenced in clause (i) have been included, the number of Registrable Securities that, in the opinion of such underwriter or underwriters, can be sold without having such adverse effect shall be included therein, with such number to be allocated pro rata among the Holders which have requested participation in the Piggyback Registration (based, for each such Holder, on the percentage derived by dividing (A) the number of Registrable Securities beneficially owned by such Holder on a fully diluted basis; by (B) the aggregate number of Registrable Securities beneficially owned by all such Holders on a fully diluted basis); and

                           (iii) third, and only if all of the Common Stock referenced in clauses (i) and (ii) have been included, any other Common Stock eligible for inclusion in such registration which, in the opinion of such underwriters, can be sold without having such adverse effect shall be included therein.



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                  4. Blackout Periods.

                  Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to the Holders whose Registrable Securities are included in a Shelf Registration Statement, suspend such Holders' use of any prospectus which is a part of the Shelf Registration Statement (in which event the Holders shall discontinue sales of Registrable Securities pursuant to the Shelf Registration Statement) if, in the reasonable judgment of counsel to the Company, the Company possesses material nonpublic information; provided that the Company may not suspend any such sales for more than an aggregate of 45 consecutive days or for an aggregate of 90 days in any period of 12 consecutive months. Upon the termination of the condition described above, the Company shall give prompt notice to the Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement.

                  5. Registration Procedures.

                  (a) In connection with the Company's registration obligations pursuant to this Agreement, the Company shall, subject to the limitations set forth herein, effect such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof (which in the case of Warburg shall include a Warburg Partner Distribution, the listing (to the extent required by the Securities Act) of the partners of Warburg in the registration statement and the subsequent sale by the partners in Warburg of such Registrable Securities) and in conformity with any required time periods set forth herein, and in connection therewith the Company shall:

                           (i) before filing a registration statement or prospectus with the Commission, or any amendments or supplements thereto and in connection therewith, furnish to the Holders holding the Registrable Securities covered by such registration statement, copies of all documents prepared to be filed, which documents will be subject to the review and comment of such Holders and their respective counsel, and the Company shall make such changes as are reasonably requested by such Holders or counsel;

                           (ii) prepare and file with the Commission a registration statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities; provided, however, the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto (it being understood that filings pursuant to the Exchange Act by the Company that are incorporated by reference are not amendments or supplements to such registration statement for purposes of this Section 5(a)(ii)) to which the Holders of a majority of the Registrable Securities covered by such registration statement shall, in a timely manner, reasonably object;

                           (iii) prepare and file with the Commission such amendments or supplements to the applicable registration statement or prospectus used in connection therewith as may be (A) reasonably requested by any participating Holder (to the extent



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         such request relates to information relating to such Holder); (B)
         necessary to keep such registration effective for the period of time required by this Agreement; or (C) necessary to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act;

                           (iv) notify the Holder Representative with respect to clauses (A) and (B) and each selling Holder with respect to clauses (C) and (D) as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the Commission or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                           (v) promptly notify each selling Holder when the Company becomes aware of the happening of any event as a result of which the applicable registration statement or prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such registration statement or prospectus which shall correct such statement or omission or effect such compliance;

                           (vi) make every reasonable effort to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

                           (vii) promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as any Holders reasonably request should be included therein relating to the plan of distribution with respect to such Registrable Securities, information with respect to the amount of Registrable Securities being distributed, the purchase price being paid therefor and any other terms of the distribution of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;



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                           (viii) furnish to each selling Holder, without
         charge, as many conformed copies as such Holder may reasonably request of the applicable registration statement, including all documents incorporated by reference therein or exhibits thereto;

                           (ix) deliver to each selling Holder, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) as such Holder may reasonably request (it being understood that the Company consents to the lawful use of the prospectus by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the prospectus);

                           (x) on or prior to the date on which the applicable registration statement is declared effective, register or qualify such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of each state and other jurisdiction of the United States, as any such selling Holder or its counsel reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the registration statement; provided that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified, or (B) to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

                           (xi) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and upon consummation of a Warburg Partner Distribution registered pursuant hereto, issue or cause the transfer agent to issue to the recipients of such Warburg Partner Distribution certificates for the securities received free of any restrictive legend or stop transfer order;

                           (xii) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company;

                           (xiii) in the event of an Underwritten Offering, obtain for delivery to the underwriter or underwriters (A) a comfort letter or letters from the independent accountants of the Company dated the date of the underwriting agreement, in customary form, scope and substance, and (B) an opinion or opinions from counsel for the Company and a bring-down comfort letter or letters from the independent accountants of the Company, in each case dated the date of the closing under the underwriting agreement, in customary form, scope and substance;

                           (xiv) cooperate with each selling Holder and their respective counsel in connection with any filings required to be made with the NASD;



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                           (xv) use its reasonable best efforts to comply with
         all applicable rules and regulations of the Commission and make generally available to its securityholders consolidated earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company after the effective date of a registration statement, which statements shall cover said 12-month periods;

                           (xvi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable registration statement from and after a date not later than the effective date of such registration statement;

                           (xvii) cause all Registrable Securities of a class covered by the applicable registration statement to be listed on each securities exchange on which any of the Company's securities of such class are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities of such class are then quoted;

                           (xviii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Holder Representative, by any managing underwriter or underwriters participating in any disposition of such Registrable Securities and by any attorney, accountant or other agent retained by such sellers or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause all of the Company's officers and directors and the independent public accountants who have audited its financial statements to make themselves available, upon reasonable notice and for reasonable periods during normal business hours, to discuss the business of the Company and to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement as shall be reasonably necessary to enable them to exercise their due diligence responsibility (subject to the entry by each party referred to in this Section 5(a)(xviii) into customary confidentiality agreements in a form reasonably acceptable to the Company); and

                           (xix) if any fact or event contemplated by clause
         (a)(v) above shall exist or have occurred, prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (b) The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Holders' Registrable Securities and such other information relating to such Holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request; provided that (i) Warburg and the partners in Warburg shall not be



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         obligated to furnish any information as to the beneficial owners of the partners in Warburg (except to the extent the Company is required by the Securities Act or the Securities Exchange Act to disclose such information in connection with this Agreement), and (ii) with respect to recipients of a Warburg Partner Distribution, information provided by Warburg shall be sufficient to satisfy the requirements of this sentence (except to the extent the Company is required by the Securities Act or the Securities Exchange Act to disclose additional information with respect to such recipients in connection with this Agreement). Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement. The Company shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable registration.

                  (c) Each Holder agrees by acquisition of its Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(v), such Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a)(xix) and of any additional or supplemental filings that are incorporated by reference in the prospectus, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of such notice.

                  6. Registration Expenses.

                  The Company shall pay all of the following expenses in connection with a registration under this Agreement of Registrable Securities:
(i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or the NASD, (ii) all fees and expenses of compliance with federal securities or state securities or "Blue Sky" laws, (iii) all of its printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriter or underwriters, if any, so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the quotation of the Registrable Securities on any inter-dealer quotation system, and (vii) the fees and expenses of one counsel to the Holders (selected by the Holders of a majority of the Registrable Securities included in the Registration Statement) in an amount not to exceed $10,000. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be required to pay any other costs or expenses in the course of the transactions contemplated hereby, including, without limitation, (x) all expenses incurred by the Holders (except as provided in clauses (i), (ii) and (vii) of the preceding sentence), (y) underwriting discounts and commissions and transfer taxes attributable to the sale of Registrable Securities and (z) the fees and expenses of counsel to the underwriters.

                  7. Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder selling Registrable Securities and its respective officers, directors, employees, partners, attorneys and agents and each Person who controls (within the meaning of the Securities Act or the Securities Exchange Act) such selling Holder ("Participant") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including reasonable costs of investigation and legal expenses) caused by, arising out of, or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary, or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading (each, a "Loss" and collectively "Losses"); provided, however, that the Company shall not be liable to any Participant in any such case to the extent that any such Loss is caused by written information furnished to the Company by such Holder expressly for use in the preparation thereof, or if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus which has been made available to the Holders and the relevant Holder fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sales of the Registrable Securities to the Person asserting such Loss. This indemnity shall be in addition to any liability the Company may otherwise have.

                  (b) Indemnification by the Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, attorneys and agents and each Person who controls the Company (within the meaning of the Securities Act and the Securities Exchange Act) from and against any Loss to the extent, but only to the extent, that such Loss is caused by any information furnished in writing by such selling Holder to the Company specifically for inclusion in such registration statement and was not corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such Loss. The liability of any Holder under this paragraph shall in no event exceed the amount by which the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations exceed the amount of any Loss that such Holder has otherwise been required to pay by reason of such untrue statement or omission. This indemnity shall be in addition to any liability such Holder may otherwise have.

                  (c) Indemnification Proceedings. Any Person entitled to indemnification hereunder (an "Indemnified Party") shall (i) give prompt written notice to the Person from whom such indemnification may be sought (the "Indemnifying Party") of any claim with respect to which it seeks indemnification; provided, however, that the failure to so notify the Indemnifying Party shall not relieve it of any obligation or liability which it may have hereunder or otherwise except to the extent it is materially prejudiced by such failure, and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (A) the Indemnifying Party has agreed in writing to pay such fees or expenses, (B) the Indemnifying Party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Indemnified Party and to employ counsel reasonably satisfactory to the Indemnified Party, or (C) in the reasonable judgment of the Indemnified Party, based upon advice of its counsel, a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such claims or the Indemnified Party has defenses separate and apart from the defenses of the Indemnifying Party with respect to such claims (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party intends to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is assumed by the Indemnifying Party, the Indemnifying Party shall not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, that an Indemnifying Party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnifying Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. If the Indemnifying Party assumes the defense, the Indemnifying Party shall have the right to settle such action without the consent of the Indemnified Party; provided, that the Indemnifying Party shall be required to obtain such consent (which consent may be withheld in the Indemnified Party's sole discretion) if the settlement includes any admission of wrongdoing on the part of the Indemnified Party or any equitable remedies or restriction on the Indemnified Party or its officers, directors or employees or if the Indemnified Party reasonably believes that the Indemnifying Party may not be able to satisfy its obligations thereunder. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. The Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all Indemnified Parties unless (x) the employment of more than one counsel has been authorized in writing by the Indemnifying Party or (y) a conflict or potential conflict exists or may exist (based on advice of counsel to an Indemnified Party) between such Indemnified Parties, in each of which cases the Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or an behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities.

                  (d) Contribution. If for any reason the indemnification provided for in the paragraphs (a) and (b) of this Section 7 is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 7, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this
Section 7(d) to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this Section 7(d) to contribute any amount in excess of the amount by which the net proceeds received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate exceed the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 7, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Sections 7(a) and 7(b) hereof without regard to the relative fault of said Indemnifying Parties or Indemnified Party.

                  8. Compliance with Rule 144.

                  The Company shall file the reports required to be filed by it under the Securities Act and the Securities Exchange Act, so long as the Company is obligated to file such reports, and it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  9. Underwriting Agreements.

                  The Holders holding any Registrable Securities to be included in any Underwritten Offering pursuant to Section 3 shall enter into an underwriting agreement reasonably satisfactory in substance and form to the Company and the underwriters. No Holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and any other representations required by law.

                  10. Effectiveness; Termination.

                  (a) This Agreement and the rights and obligations of the parties hereto shall become effective only upon the closing of the Merger at the Effective Time. Prior to the Effective Time, this Agreement shall be of no force and effect.

                  (b) This Agreement shall terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms prior to the Effective Date and (ii) the end of the Effectiveness Period. If this Agreement is terminated in accordance with clause (ii) above, the provisions of Sections 7, 10-16 and 20 shall survive any such termination.

                  11. Amendments and Waivers.

                  The Provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders holding a majority of the Registrable Securities; provided, however, (i) any amendment or waiver of Section 7, 11 or 20 shall only be binding on those Holders that have expressly agreed to such amendment or waiver and (ii) for a period of two years after the Effective Time, any amendment or waiver of Section 10 shall only be binding on those Holders that have expressly agreed to such amendment or waiver. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Holder and the Company, except as provided in the proviso to the first sentence of this Section 11. Each Holder acknowledges that by operation of this Section 11 the Holders holding a majority of the Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement, except as provided in the proviso to the first sentence of this Section 11.

                  12. Successors, Assigns and Transferees.

                  (a) The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred and assigned, provided that no such transfer or assignment shall be binding upon or obligate the Company to any such transferee or assignee unless and until the Company shall have received notice of such transfer or assignment and a written agreement of the transferee or assignee to be bound by the provisions of this Agreement.

                  (b) In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, any Holder shall distribute Registrable Securities to its partners, such Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such partners, as selling stockholders. Promptly following receipt of such information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided.

                  (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns as well as the parties referenced in Section 20.

                  13. Final Agreement.

                  This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                  14. Severability.

                  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  15. Notices.

                  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next business day, (c) one business day after the date when sent to the recipient by reputable express courier service (charges prepaid), or (d) five Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below, or to such other address as any party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 15.

                  If to Holders, to the addresses set forth on the stock record books of the Company; provided, however, that any notices to recipients of a Warburg Partner Distribution shall be delivered to Warburg, which shall forward such notice to such recipients. Warburg shall indemnify the Company for any actual damages (but not consequential or punitive damages) incurred as a result of the failure of Warburg to fulfill its obligations to forward to the recipients of a Warburg Partner Distribution a notice given by the Company pursuant to Section 4. Warburg's obligations under this Section shall be limited to the assets of Warburg, and no party shall have any recourse to any partner or affiliate of Warburg.

                  If to the Company, to:

                           Newfield Exploration Company
                           363 N. Sam Houston Parkway E., Suite 2020
                           Houston, TX 77060
                           Attention: Terry W. Rathert
                           Telephone: (281) 847-6036
                           Facsimile: (281) 405-4255

                  16. Governing Law, Service of Process; Consent to
Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE.

                  (b) To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York and in any New York State court located in the Borough of Manhattan, (ii) agrees to submit to the jurisdiction of such courts located in the State of New York for purposes of all legal proceedings brought in such courts and arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  17. Counterparts and Facsimile Execution.

                  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This agreement may be executed by the exchange of signatures by facsimile transmission. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                  18. Specific Performance.

                  Without limiting or waiving in any respect any rights or remedies of the parties under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

                  19. No Inconsistent Agreements.

                  The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof. In the event of a conflict between the terms of this Agreement and the Plan, the terms of this Agreement shall govern.

                  20. Third Party Beneficiaries.

                  Holders of Registrable Securities, the Indemnified Parties and the officers, directors, employees and affiliates of each Indemnified Party are intended third party beneficiaries of this Agreement, and this Agreement shall inure to the benefit of, and may be enforced by, such Persons.

      [Remainder of page intentionally left blank. Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



                                       NEWFIELD EXPLORATION COMPANY



                                       By: /s/ David A. Trice
                                          --------------------------------------
                                       Name: David A. Trice
                                       Title: President and Chief Executive
                                              Officer


                                       WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                       By: Warburg, Pincus & Co.,
                                               its general partner


                                       By: /s/ Peter R. Kagan
                                          --------------------------------------
                                       Name: Peter R. Kagan
                                       Title: Managing Director



                                       WARBURG, PINCUS NETHERLANDS EQUITY
                                       PARTNERS I, C.V.

                                       By: Warburg, Pincus & Co.,
                                               its general partner


                                       By: /s/ Peter R. Kagan
                                          -----------------------
                                       Name: Peter R. Kagan
                                       Title: Managing Director


                                       WARBURG, PINCUS NETHERLANDS EQUITY
                                       PARTNERS II, C.V.

                                       By: Warburg, Pincus & Co.,
                                               its general partner


                                       By: /s/ Peter R. Kagan
                                          --------------------------------------
                                       Name: Peter R. Kagan
                                       Title: Managing Director

                                       WARBURG, PINCUS NETHERLANDS EQUITY
                                       PARTNERS III, C.V.

                                       By: Warburg, Pincus & Co.,
                                               its general partner


                                       By: /s/ Peter R. Kagan
                                          --------------------------------------
                                       Name: Peter R. Kagan
                                       Title: Managing Director